LEHMAN BROTHERS



Securities Offered:



To Maturity:
- -------------------------------------------------------------------------------------------------------------------------------
                                           Approx.      Estimated       Estimated      Expected     Stated        Expected
               Approx.                    Expected       WAL/MDUR       Principal       Final        Final         Ratings
 Securities      Size       Benchmark       Price         (yrs)        Pmt. Window     Maturity    Maturity     (Moody's/S&P)
- -------------------------------------------------------------------------------------------------------------------------------

Class A-1(1)    $67,494,000       1 Yr Tsy    99.999%      1.08/1.00       27 months      11/25/98    11/25/09        Aaa/AAA
Class A-2(1)    $34,672,000       3 Yr Tsy   100.000%      3.08/2.68       23 months      9/25/00      5/25/11        Aaa/AAA
Class A-3(1)    $25,859,000       5 Yr Tsy    99.974%      5.15/4.15       29 months      1/25/03      5/25/11        Aaa/AAA
Class A-4(1)    $11,764,000       7 Yr Tsy    99.983%      7.30/5.43       24 months      12/25/04    10/25/13        Aaa/AAA
Class A-5(1)    $17,459,000      10 Yr Tsy    99.995%      11.19/7.19      102 months     5/25/13      9/25/27        Aaa/AAA


- -------------------------------------------------------------------------------------------------------------------------------

To 5% Call:
- -------------------------------------------------------------------------------------------------------------------------------
                                           Approx.      Estimated       Estimated      Expected     Stated        Expected
               Approx.                    Expected       WAL/MDUR       Principal       Final        Final         Ratings
 Securities      Size       Benchmark       Price         (yrs)        Pmt. Window     Maturity    Maturity     (Moody's/S&P)
- -------------------------------------------------------------------------------------------------------------------------------
Class A-1(1)    $67,494,000       1 Yr Tsy    99.999%      1.08/1.00       27 months      11/25/98    11/25/09        Aaa/AAA
Class A-2(1)    $34,672,000       3 Yr Tsy   100.000%      3.08/2.68       23 months      9/25/00      5/25/11        Aaa/AAA
Class A-3(1)    $25,859,000       5 Yr Tsy    99.974%      5.15/4.15       29 months      1/25/03      5/25/11        Aaa/AAA
Class A-4(1)    $11,764,000       7 Yr Tsy    99.983%      7.30/5.43       24 months      12/25/04    10/25/13        Aaa/AAA
Class A-5(1)    $17,459,000      10 Yr Tsy    99.995%      10.33/6.87      37 months      12/25/07     9/25/27        Aaa/AAA


- -------------------------------------------------------------------------------------------------------------------------------

(1) Prepayments are sized at 105% of the prepayment assumption. A 100% prepayment assumption assumes that prepayments start at 4% CPR in month one, increase by 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

- --------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information  supersedes  any  prior  versions  hereof  and will be  deemed to be
superseded  by  any  subsequent  versions   (including,   with  respect  to  any
description of the securities or underlying assets, the information contained in the Offering Document).